Exhibit 99.2

Regions Financial Corporation and Subsidiaries

Financial Supplement

First Quarter 2013

Regions Financial Corporation and Subsidiaries

Financial Supplement to First Quarter 2013 Earnings Release

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 1

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12

Assets:
Cash and due from banks	$1,796	$1,979	$1,738	$2,000	$2,036
Interest-bearing deposits in other banks	3,137	3,510	2,192	1,766	5,270
Federal funds sold and securities purchased under agreements to resell	—	—	—	—	167
Trading account assets	121	116	114	110	1,127
Securities available for sale	27,089	27,244	27,603	27,232	27,177
Securities held to maturity	8	10	12	13	15
Loans held for sale	1,082	1,383	1,265	1,187	1,054
Loans, net of unearned income	73,936	73,995	75,259	76,202	76,720
Allowance for loan losses	(1,749)	(1,919)	(2,062)	(2,291)	(2,530)

Net loans	72,187	72,076	73,197	73,911	74,190
Other interest-earning assets	102	900	881	901	1,054
Premises and equipment, net	2,252	2,279	2,274	2,300	2,350
Interest receivable	366	344	362	341	397
Goodwill	4,816	4,816	4,816	4,816	4,816
Mortgage servicing rights at fair value (MSRs)	236	191	176	179	199
Other identifiable intangible assets	331	345	365	391	420
Other assets	6,195	6,154	6,803	7,198	8,010

Total assets	$119,718	$121,347	$121,798	$122,345	$128,282

Liabilities and stockholders’ equity:
Deposits:
Non-interest-bearing	$29,971	$29,963	$30,345	$29,625	$29,646
Interest-bearing	64,162	65,511	64,536	65,473	67,492

Total deposits	94,133	95,474	94,881	95,098	97,138
Borrowed funds:
Short-term borrowings:
Federal funds purchased and securities sold under agreements to repurchase	1,829	1,449	1,866	2,746	2,287
Other short-term borrowings	1	125	70	560	621

Total short-term borrowings	1,830	1,574	1,936	3,306	2,908
Long-term borrowings	5,847	5,861	6,224	6,230	7,196

Total borrowed funds	7,677	7,435	8,160	9,536	10,104
Other liabilities	2,168	2,939	3,856	3,256	3,506

Total liabilities	103,978	105,848	106,897	107,890	110,748

Stockholders’ equity:
Preferred stock, Series A issued to the U.S. Treasury	—	—	—	—	3,429
Preferred stock, Series A non-cumulative perpetual	474	482	—	—	—
Common stock	15	15	15	15	15
Additional paid-in capital	19,643	19,652	19,664	19,666	19,721
Retained earnings (deficit)	(3,003)	(3,338)	(3,603)	(3,904)	(4,177)
Treasury stock, at cost	(1,377)	(1,377)	(1,377)	(1,376)	(1,394)
Accumulated other comprehensive income (loss), net	(12)	65	202	54	(60)

Total stockholders’ equity	15,740	15,499	14,901	14,455	17,534

Total liabilities and stockholders’ equity	$119,718	$121,347	$121,798	$122,345	$128,282

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 2

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12

Interest income on:
Loans, including fees	$743	$777	$783	$806	$812
Securities - taxable	156	158	170	179	174
Loans held for sale	9	10	9	7	7
Trading account assets	1	1	—	—	1
Other interest-earning assets	2	2	2	2	3

Total interest income	911	948	964	994	997

Interest expense on:
Deposits	42	53	67	76	88
Short-term borrowings	—	1	1	—	—
Long-term borrowings	71	76	79	80	82

Total interest expense	113	130	147	156	170

Net interest income	798	818	817	838	827

Provision for loan losses	10	37	33	26	117

Net interest income after provision for loan losses	788	781	784	812	710

Non-interest income:
Service charges on deposit accounts	242	254	244	233	254
Investment fee income	27	31	34	17	28
Mortgage income	72	90	106	90	77
Trust department income	49	48	48	50	49
Securities gains, net	15	12	12	12	12
Other	96	101	89	105	104

Total non-interest income	501	536	533	507	524

Non-interest expense:
Salaries and employee benefits	447	438	449	434	442
Net occupancy expense	90	97	99	92	94
Furniture and equipment expense	69	65	65	67	64
Other	236	302	256	249	313

Total non-interest expense	842	902	869	842	913

Income before income taxes from continuing operations	447	415	448	477	321
Income tax expense	114	138	136	126	82

Income from continuing operations	333	277	312	351	239

Discontinued operations:
Income (loss) from discontinued operations before income taxes	4	(19)	(19)	4	(65)
Income tax expense (benefit)	2	(7)	(8)	—	(25)

Income (loss) from discontinued operations, net of tax	2	(12)	(11)	4	(40)

Net income	$335	$265	$301	$355	$199

Income from continuing operations available to common shareholders	$325	$273	$312	$280	$185

Net income available to common shareholders	$327	$261	$301	$284	$145

Weighted-average shares outstanding - during quarter:
Basic	1,413	1,413	1,414	1,414	1,282
Diluted	1,423	1,423	1,423	1,418	1,283
Actual shares outstanding - end of quarter	1,413	1,413	1,413	1,413	1,412
Earnings per common share from continuing operations:
Basic	$0.23	$0.19	$0.22	$0.20	$0.14
Diluted	$0.23	$0.19	$0.22	$0.20	$0.14

Earnings per common share:
Basic	$0.23	$0.18	$0.21	$0.20	$0.11
Diluted	$0.23	$0.18	$0.21	$0.20	$0.11

Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Taxable-equivalent net interest income from continuing operations	$811	$831	$830	$850	$839

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 3

Selected Ratios and Other Information

	As of and for Quarter Ended
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12

Return on average assets from continuing operations*	1.11%	0.90%	1.02%	0.92%	0.59%

Adjusted return on average assets from continuing operations (non-GAAP)*(1)	1.11%	1.02%	1.02%	0.92%	0.59%

Return on average tangible common stockholders’ equity (non-GAAP)*(1)	13.12%	10.42%	12.39%	12.40%	7.08%

Adjusted return on average tangible common stockholders’ equity (non-GAAP)*(1)	13.12%	11.93%	12.39%	12.40%	7.08%

Adjusted efficiency ratio from continuing operations (non-GAAP)(1)	64.9%	62.7%	64.3%	62.8%	67.9%

Common equity per share	$10.80	$10.63	$10.55	$10.23	$9.99

Tangible common book value per share (non-GAAP)(1)	$7.29	$7.11	$7.02	$6.69	$6.42

Tangible common stockholders’ equity to tangible assets (non-GAAP)(1)	8.98%	8.63%	8.49%	8.04%	7.35%

Tier 1 Common risk-based ratio (non-GAAP) (1) (2)	11.2%	10.8%	10.5%	10.0%	9.6%

Tier 1 Capital (2)	12.3%	12.0%	11.5%	11.0%	14.3%

Tier 1 Capital adjusted for retirement of Series A preferred stock (1) (2)	12.3%	12.0%	11.5%	11.0%	10.5%

Total Risk-Based Capital (2)	15.7%	15.4%	15.0%	14.5%	18.0%

Leverage (2)	10.1%	9.6%	9.1%	8.7%	11.0%

Allowance for loan losses as a percentage of loans, net of unearned income	2.37%	2.59%	2.74%	3.01%	3.30%

Allowance for loan losses to non-performing loans, excluding loans held for sale	1.10x	1.14x	1.09x	1.20x	1.18x

Net interest margin (FTE) from continuing operations	3.13%	3.10%	3.08%	3.16%	3.09%

Loans, net of unearned income, to total deposits	78.5%	77.5%	79.3%	80.1%	79.0%

Net charge-offs as a percentage of average loans*	0.99%	0.96%	1.38%	1.39%	1.73%

Non-accrual loans, excluding loans held for sale as a percentage of loan	2.15%	2.27%	2.50%	2.51%	2.80%

Non-performing assets (excluding loans 90 days past due as a percentage of loans, foreclosed properties and non-performing loans held for sale	2.41%	2.59%	2.93%	3.04%	3.42%

Non-performing assets (including loans 90 days past due as a percentage of loans, foreclosed properties and non-performing loans held for sale(3)	2.88%	3.07%	3.37%	3.49%	3.91%

Associate headcount (4)	23,466	23,427	23,361	23,422	23,619

Total branch outlets	1,709	1,711	1,716	1,719	1,722

ATMs	2,048	2,054	2,061	2,063	2,070

*	Annualized
(1)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 16-19.
(2)	Current quarter Tier 1 Common, Tier 1, Total Risk-Based Capital and Leverage ratios are estimated.
(3)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 14 for amounts related to these loans. (4) Excludes Morgan Keegan associates.

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 4

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	3/31/13			12/31/12
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Interest-earning assets:
Trading account assets	$117	$1	3.20%	$126	$1	3.16%
Securities:
Taxable	26,893	156	2.35	27,128	159	2.33
Tax-exempt	7	—	—	9	—	—
Loans held for sale	1,206	9	3.17	1,232	9	2.91
Loans, net of unearned income:
Commercial and industrial	27,058	260	3.90	26,414	266	4.01
Commercial real estate mortgage - owner-occupied	9,974	116	4.70	10,237	123	4.78
Commercial real estate construction - owner-occupied	303	3	4.41	298	3	4.00
Commercial investor real estate mortgage	6,613	59	3.59	7,404	66	3.55
Commercial investor real estate construction	951	9	3.77	901	12	5.30
Residential first mortgage	12,900	131	4.12	13,072	136	4.14
Home equity	11,670	105	3.64	11,912	108	3.61
Indirect	2,423	26	4.35	2,295	26	4.51
Consumer credit card	871	26	12.28	886	28	12.57
Other consumer	1,156	21	7.28	1,203	22	7.28

Total loans, net of unearned income	73,919	756	4.14	74,622	790	4.21
Other interest-earning assets	2,821	2	0.26	3,540	2	0.22

Total interest-earning assets	104,963	924	3.57	106,657	961	3.58
Allowance for loan losses	(1,894)			(2,027)
Cash and due from banks	1,766			1,812
Other non-earning assets	14,288			14,594

	$119,123			$121,036

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$5,929	1	0.10	$5,689	1	0.07
Interest-bearing transaction accounts	20,440	6	0.11	19,694	6	0.12
Money market accounts	25,477	9	0.14	24,912	9	0.14
Time deposits	12,904	26	0.81	14,220	37	1.04

Total interest-bearing deposits (1)	64,750	42	0.26	64,515	53	0.33
Federal funds purchased and securities sold under agreements to repurchase	1,786	—	0.10	1,601	1	0.25
Other short-term borrowings	25	—	0.01	109	—	—
Long-term borrowings	5,857	71	4.89	6,109	76	4.95

Total interest-bearing liabilities (2)	72,418	113	0.63	72,334	130	0.71

Net interest spread			2.94			2.87

Non-interest-bearing deposits (1) (2)	29,114			30,290
Other liabilities	2,047			3,094
Stockholders’ equity	15,544			15,318

	$119,123			$121,036

Net interest income/margin FTE basis		$811	3.13%		$831	3.10%

(1)	Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.18% and 0.22% for the quarters ended March 31, 2013 and December 31 2012, respectively.
(2)	Total funding costs from continuing operations may be calculated by dividing total interest expense on interest-bearing liabilities by the sum of interest-bearing liabilities and non-interest bearing deposits. The rates for total funding costs from continuing operations equal 0.45% and 0.50% for the quarters ended March 31, 2013 and December 31, 2012, respectively.

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 5

Consolidated Average Daily Balances and Yield/Rate Analysis from Continuing Operations

	Quarter Ended
	9/30/12			6/30/12			3/31/12
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Interest-earning assets:
Trading account assets	$112	$—	—%	$116	$—	—%	$182	$2	4.42%
Securities:
Taxable	27,028	170	2.50	26,846	179	2.68	25,659	173	2.71
Tax-exempt	10	—	—	16	—	—	33	—	—
Loans held for sale	1,213	9	2.95	1,107	8	2.91	1,047	7	2.69
Loans, net of unearned income:
Commercial and industrial	26,024	262	4.01	25,650	266	4.17	24,748	258	4.19
Commercial real estate mortgage - owner-occupied	10,464	122	4.64	10,805	128	4.76	11,077	130	4.72
Commercial real estate construction - owner-occupied	274	3	4.36	271	4	5.94	311	4	5.17
Commercial investor real estate mortgage	8,374	74	3.52	8,925	81	3.65	9,492	85	3.60
Commercial investor real estate construction	851	8	3.74	923	8	3.49	994	8	3.24
Residential first mortgage	13,300	141	4.22	13,484	144	4.30	13,651	149	4.39
Home equity	12,157	109	3.57	12,479	111	3.58	12,845	113	3.54
Indirect	2,150	26	4.81	2,022	25	4.97	1,908	25	5.27
Consumer credit card	908	29	12.71	925	28	12.17	952	30	12.67
Other consumer	1,195	22	7.32	1,186	22	7.46	1,190	22	7.44

Total loans, net of unearned income	75,697	796	4.18	76,670	817	4.29	77,168	824	4.29
Other interest-earning assets	3,187	2	0.25	3,311	2	0.24	5,140	3	0.23

Total interest-earning assets	107,247	977	3.62	108,066	1,006	3.74	109,229	1,009	3.72
Allowance for loan losses	(2,232)			(2,506)			(2,745)
Cash and due from banks	1,732			1,814			1,987
Other non-earning assets	14,784			15,052			15,285

	$121,531			$122,426			$123,756

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings accounts	$5,650	1	0.07	$5,655	1	0.07	$5,362	1	0.08
Interest-bearing transaction accounts	18,880	5	0.11	19,447	6	0.12	19,657	6	0.12
Money market accounts	24,891	11	0.18	24,520	11	0.18	23,552	12	0.20
Time deposits	15,536	50	1.28	17,175	58	1.36	19,053	69	1.46

Total interest-bearing deposits (1)	64,957	67	0.41	66,797	76	0.46	67,624	88	0.52
Federal funds purchased and securities sold under agreements to repurchase	2,375	1	0.17	1,856	—	—	1,572	—	—
Other short-term borrowings	363	—	—	468	—	—	63	—	—
Long-term borrowings	6,230	79	5.04	6,862	80	4.69	7,585	82	4.35

Total interest-bearing liabilities (2)	73,925	147	0.79	75,983	156	0.83	76,844	170	0.89

Net interest spread			2.83			2.91			2.83

Non-interest-bearing deposits (1) (2)	29,652			29,066			28,437
Other liabilities	3,243			2,996			2,745
Stockholders’ equity	14,711			14,381			15,730

	$121,531			$122,426			$123,756

Net interest income/margin FTE basis		$830	3.08%		$850	3.16%		$839	3.09%

(1)	Total deposit costs from continuing operations may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs from continuing operations equal 0.28%, 0.32%, and 0.37% for the quarters ended September 30, 2012, June 30, 2012, and March 31, 2012, respectively.
(2)	Total funding costs from continuing operations may be calculated by dividing total interest expense on interest-bearing liabilities by the sum of interest-bearing liabilities and non-interest bearing deposits. The rates for total funding costs from continuing operations equal 0.56%, 0.60%, and 0.65% for the quarters ended September 30, 2012, June 30, 2012, and March 31, 2012, respectively.

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 6

Loans

	Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13 vs. 12/31/12		3/31/13 vs. 3/31/12
Commercial and industrial	$27,602	$26,674	$26,375	$25,990	$25,098	$928	3.5%	$2,504	10.0%
Commercial real estate mortgage - owner-occupied	9,812	10,095	10,325	10,626	10,931	(283)	–2.8%	(1,119)	–10.2%
Commercial real estate construction - owner-occupied	325	302	292	261	281	23	7.6%	44	15.7%

Total commercial	37,739	37,071	36,992	36,877	36,310	668	1.8%	1,429	3.9%

Commercial investor real estate mortgage	6,338	6,808	7,866	8,598	9,156	(470)	–6.9%	(2,818)	–30.8%
Commercial investor real estate construction	984	914	847	849	955	70	7.7%	29	3.0%

Total investor real estate	7,322	7,722	8,713	9,447	10,111	(400)	–5.2%	(2,789)	–27.6%

Residential first mortgage	12,875	12,963	13,225	13,394	13,611	(88)	–0.7%	(736)	–5.4%
Home equity - first lien	5,625	5,622	5,605	5,663	5,760	3	0.1%	(135)	–2.3%
Home equity - second lien	5,921	6,178	6,420	6,658	6,882	(257)	–4.2%	(961)	–14.0%
Indirect	2,483	2,336	2,220	2,060	1,938	147	6.3%	545	28.1%
Consumer credit card	851	906	901	922	939	(55)	–6.1%	(88)	–9.4%
Other consumer	1,120	1,197	1,183	1,181	1,169	(77)	–6.4%	(49)	–4.2%

Total Loans	$73,936	$73,995	$75,259	$76,202	$76,720	$(59)	–0.1%	$(2,784)	–3.6%

	Average Balances
($ amounts in millions)	1Q13	4Q12	3Q12	2Q12	1Q12	1Q13 vs. 4Q12		1Q13 vs. 1Q12
Commercial and industrial	$27,058	$26,414	$26,024	$25,650	$24,748	$644	2.4%	$2,310	9.3%
Commercial real estate mortgage - owner-occupied	9,974	10,237	10,464	10,805	11,077	(263)	–2.6%	(1,103)	–10.0%
Commercial real estate construction - owner-occupied	303	298	274	271	311	5	1.7%	(8)	–2.6%

Total commercial	37,335	36,949	36,762	36,726	36,136	386	1.0%	1,199	3.3%

Commercial investor real estate mortgage	6,613	7,404	8,374	8,925	9,492	(791)	–10.7%	(2,879)	–30.3%
Commercial investor real estate construction	951	901	851	923	994	50	5.5%	(43)	–4.3%

Total investor real estate	7,564	8,305	9,225	9,848	10,486	(741)	–8.9%	(2,922)	–27.9%

Residential first mortgage	12,900	13,072	13,300	13,484	13,651	(172)	–1.3%	(751)	–5.5%
Home equity - first lien	5,642	5,632	5,636	5,723	5,835	10	0.2%	(193)	–3.3%
Home equity - second lien	6,028	6,280	6,521	6,756	7,010	(252)	–4.0%	(982)	–14.0%
Indirect	2,423	2,295	2,150	2,022	1,908	128	5.6%	515	27.0%
Consumer credit card	871	886	908	925	952	(15)	–1.7%	(81)	–8.5%
Other consumer	1,156	1,203	1,195	1,186	1,190	(47)	–3.9%	(34)	–2.9%

Total Loans	$73,919	$74,622	$75,697	$76,670	$77,168	$(703)	–0.9%	$(3,249)	–4.2%

End of Period Loan Portfolio Balances by Percentage

	Quarter Ended
	3/31/13	12/31/2012	9/30/2012	6/30/2012	3/31/12
Commercial and industrial	37.3%	36.1%	35.0%	34.1%	32.7%
Commercial real estate mortgage - owner-occupied	13.3%	13.6%	13.7%	13.9%	14.2%
Commercial real estate construction - owner-occupied	0.4%	0.4%	0.5%	0.4%	0.4%

Total commercial	51.0%	50.1%	49.2%	48.4%	47.3%

Commercial investor real estate mortgage	8.6%	9.2%	10.5%	11.3%	11.9%
Commercial investor real estate construction	1.3%	1.2%	1.1%	1.1%	1.3%

Total investor real estate	9.9%	10.4%	11.6%	12.4%	13.2%

Residential first mortgage	17.4%	17.5%	17.6%	17.6%	17.8%
Home equity - first lien	7.6%	7.6%	7.4%	7.4%	7.5%
Home equity - second lien	8.0%	8.4%	8.5%	8.7%	9.0%
Indirect	3.4%	3.2%	2.9%	2.7%	2.5%
Consumer credit card	1.2%	1.2%	1.2%	1.2%	1.2%
Other consumer	1.5%	1.6%	1.6%	1.6%	1.5%

Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 7

Deposits

	Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13 vs. 12/31/12		3/31/13 vs. 3/31/12
Customer Deposits
Interest-free deposits	$29,971	$29,963	$30,345	$29,625	$29,646	$8	0.0%	$325	1.1%
Interest-bearing checking	20,004	21,096	19,240	19,311	19,805	(1,092)	–5.2%	199	1.0%
Savings	6,159	5,760	5,652	5,661	5,632	399	6.9%	527	9.4%
Money market - domestic	25,411	24,901	24,404	23,974	23,488	510	2.0%	1,923	8.2%
Money market - foreign	332	311	327	322	357	21	6.8%	(25)	–7.0%

Low-cost deposits	81,877	82,031	79,968	78,893	78,928	(154)	–0.2%	2,949	3.7%
Time deposits	12,256	13,443	14,911	16,202	18,207	(1,187)	–8.8%	(5,951)	–32.7%

Total customer deposits	94,133	95,474	94,879	95,095	97,135	(1,341)	–1.4%	(3,002)	–3.1%

Corporate Treasury Deposits
Time deposits	—	—	2	3	3	—	NM	(3)	NM

Total Deposits	$94,133	$95,474	$94,881	$95,098	$97,138	$(1,341)	–1.4%	$(3,005)	–3.1%

	Average Balances
($ amounts in millions)	1Q13	4Q12	3Q12	2Q12	1Q12	1Q13 vs. 4Q12		1Q13 vs. 1Q12
Customer Deposits
Interest-free deposits	$29,114	$30,290	$29,652	$29,066	$28,437	$(1,176)	–3.9%	$677	2.4%
Interest-bearing checking	20,440	19,694	18,880	19,447	19,657	746	3.8%	783	4.0%
Savings	5,929	5,689	5,650	5,655	5,362	240	4.2%	567	10.6%
Money market - domestic	25,161	24,577	24,563	24,172	23,141	584	2.4%	2,020	8.7%
Money market - foreign	316	335	328	348	411	(19)	–5.7%	(95)	–23.1%

Low-cost deposits	80,960	80,585	79,073	78,688	77,008	375	0.5%	3,952	5.1%
Time deposits	12,904	14,218	15,533	17,172	19,049	(1,314)	–9.2%	(6,145)	–32.3%

Total customer deposits	93,864	94,803	94,606	95,860	96,057	(939)	–1.0%	(2,193)	–2.3%

Corporate Treasury Deposits
Time deposits	—	2	3	3	4	(2)	NM	(4)	NM

Total Deposits	$93,864	$94,805	$94,609	$95,863	$96,061	$(941)	–1.0%	$(2,197)	–2.3%

End of Period Deposits by Percentage

	Quarter Ended
	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Customer Deposits
Interest-free deposits	31.8%	31.4%	32.0%	31.2%	30.5%
Interest-bearing checking	21.3%	22.1%	20.3%	20.3%	20.4%
Savings	6.5%	6.0%	6.0%	6.0%	5.8%
Money market - domestic	27.0%	26.1%	25.7%	25.2%	24.2%
Money market - foreign	0.4%	0.3%	0.3%	0.3%	0.4%

Low-cost deposits	87.0%	85.9%	84.3%	83.0%	81.3%
Time deposits	13.0%	14.1%	15.7%	17.0%	18.7%

Total customer deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Corporate Treasury Deposits
Time deposits	—	—	—	—	—

Total Deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 8

Pre-Tax Pre-Provision Income (non-GAAP)

The Pre-Tax Pre-Provision Income (PPI) table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items to PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	1Q13 vs. 4Q12		1Q13 vs. 1Q12
Income from continuing operations available to common shareholders (GAAP)	$325	$273	$312	$280	$185	$52	19.0%	$140	75.7%
Preferred dividends (GAAP)	8	4	—	71	54	4	NM	(46)	–85.2%
Income tax expense (GAAP)	114	138	136	126	82	(24)	–17.4%	32	39.0%

Income (loss) from continuing operations before income taxes (GAAP)	447	415	448	477	321	32	7.7%	126	39.3%
Provision for loan losses (GAAP)	10	37	33	26	117	(27)	–73.0%	(107)	–91.5%

Pre-tax pre-provision income from continuing operations (non-GAAP)	457	452	481	503	438	5	1.1%	19	4.3%

Other Adjustments:
Securities gains, net	(15)	(12)	(12)	(12)	(12)	(3)	25.0%	(3)	25.0%
Leveraged lease termination gains, net (1)	—	—	—	(7)	(7)	—	—	7	NM
Loss on early extinguishment of debt	—	11	—	—	—	(11)	NM	—	—
Securities impairment, net	—	—	—	2	—	—	—	—	—
REIT investment early termination costs	—	42	—	—	—	(42)	NM	—	—

Total other adjustments	(15)	41	(12)	(17)	(19)	(56)	–136.6%	4	–21.1%

Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$442	$493	$469	$486	$419	$(51)	–10.3%	$23	5.5%

(1)	After tax amounts for leveraged lease terminations gains are zero for 3/31/2013, zero for 12/31/12, zero for 9/30/2012, $0.6 million for 6/30/2012 and $3.1 million for 3/31/2012.

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 9

Non-Interest Income

	Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	1Q13 vs. 4Q12		1Q13 vs. 1Q12
Service charges on deposit accounts	$242	$254	$244	$233	$254	$(12)	–4.7%	$(12)	–4.7%
Investment fee income	27	31	34	17	28	(4)	–12.9%	(1)	–3.6%
Mortgage income	72	90	106	90	77	(18)	–20.0%	(5)	–6.5%
Trust department income	49	48	48	50	49	1	2.1%	—	—
Commercial credit fee income	16	16	17	16	19	—	—	(3)	–15.8%
Securities gains, net	15	12	12	12	12	3	25.0%	3	25.0%
Insurance commissions and fees	30	27	28	26	28	3	11.1%	2	7.1%
Leveraged lease termination gains, net	—	—	—	7	7	—	—	(7)	–100.0%
Bank-owned life insurance	22	20	19	21	21	2	10.0%	1	4.8%
Net revenue (loss) from affordable housing	(17)	(5)	(17)	(13)	(14)	(12)	240.0%	(3)	21.4%
Credit card/bank card income	18	21	18	23	23	(3)	–14.3%	(5)	–21.7%
Other	27	22	24	25	20	5	22.7%	7	35.0%

Total non-interest income from continuing operations	$501	$536	$533	$507	$524	$(35)	–6.5%	$(23)	–4.4%

Mortgage Income

	Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	1Q13 vs. 4Q12		1Q13 vs. 1Q12
Production and sales	$59	$72	$85	$69	$57	$(13)	–18.1%	$2	3.5%
Loan servicing	19	20	21	21	21	(1)	–5.0%	(2)	–9.5%
MSRs fair value increase (decrease) (1)	1	(1)	(19)	(34)	3	2	–200.0%	(2)	–66.7%
MSRs hedge gain (loss)	(7)	(1)	19	34	(4)	(6)	NM	(3)	75.0%

MSR hedge ineffectiveness	(6)	(2)	—	—	(1)	(4)	200.0%	(5)	NM

Total mortgage income	$72	$90	$106	$90	$77	$(18)	–20.0%	$(5)	–6.5%

Mortgage production	$1,819	$2,124	$2,226	$2,066	$1,610	$(305)	–14.4%	$209	13.0%

(1)	Fair value adjustment includes payment decay and assumptions change impact.

•	Service charges were impacted by seasonally lower NSF fees.

•

Losses related to affordable housing increased by $12 million quarter over quarter driven primarily by $14 million of gains recognized on the sale of equity investments in low income housing tax credits in the prior quarter.

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 10

Non-Interest Expense

	Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	1Q13 vs. 4Q12		1Q13 vs. 1Q12
Salaries and employee benefits	$447	$438	$449	$434	$442	$9	2.1%	$5	1.1%
Net occupancy expense	90	97	99	92	94	(7)	–7.2%	(4)	–4.3%
Furniture and equipment expense	69	65	65	67	64	4	6.2%	5	7.8%
Professional and legal expenses	31	15	36	36	27	16	106.7%	4	14.8%
Amortization of core deposit intangible	7	20	20	21	22	(13)	–65.0%	(15)	–68.2%
Other real estate owned expense	2	6	13	10	23	(4)	–66.7%	(21)	–91.3%
Credit/checkcard expenses	9	10	15	19	20	(1)	–10.0%	(11)	–55.0%
Deposit administrative fee	33	34	37	44	47	(1)	–2.9%	(14)	–29.8%
Marketing	23	23	27	20	17	—	—	6	35.3%
Subsidiary dividend	—	3	4	3	16	(3)	–100.0%	(16)	–100.0%
Loss on early extinguishment of debt	—	11	—	—	—	(11)	–100.0%	—	NM
REIT investment early termination costs	—	42	—	—	—	(42)	–100.0%	—	NM
Gain on loans held for sale, net	(6)	(10)	(17)	(26)	(8)	4	–40.0%	2	–25.0%
Provision (credit) for unfunded credit commitments	5	7	(15)	—	13	(2)	–28.6%	(8)	–61.5%
Outside services	22	23	23	18	18	(1)	–4.3%	4	22.2%
Other	110	118	113	104	118	(8)	–6.8%	(8)	–6.8%

Total non-interest expense from continuing operations	$842	$902	$869	$842	$913	$(60)	–6.7%	$(71)	–7.8%

•	Salaries and benefits were up due to seasonally higher payroll tax expense.

•	Occupancy expense was lower driven by a $3 million recovery in ad-valorem taxes.

•	Professional and legal expense increased $16 million linked quarter, primarily driven by a $20 million legal reserve reduction in the prior quarter.

•

Core deposit intangible amortization expense was lower due to an increase in the estimated life of Regions’ core deposits over which the intangible is amortized. See page 71 in the 2012 10-K for further explanation.

•	During the fourth quarter 2012, the Company redeemed $345 of Trust Preferred Securities, incurring $11 million in fees associated with the early extinguishment of debt.

•

During the fourth quarter 2012, the Company extinguished a $203 million liability related to an investment by a third party in Regions Asset Management Company, Inc., incurring $42 million in termination costs. This eliminated $12 million in subsidiary dividend payments, traditionally expensed in the first quarter.

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 11

Credit Quality

As of and for Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Allowance for credit losses (ACL)	$1,837	$2,002	$2,138	$2,382	$2,621
Provision for loan losses	10	37	33	26	117
Provision (credit) for unfunded credit losses	5	7	(15)	—	13
Net loans charged-off:
Commercial and industrial	58	17	31	33	61
Commercial real estate mortgage - owner-occupied	25	44	42	45	46
Commercial real estate construction - owner-occupied	(1)	1	1	4	2

Total commercial	82	62	74	82	109
Commercial investor real estate mortgage	14	21	64	41	64
Commercial investor real estate construction	—	1	6	11	19

Total investor real estate	14	22	70	52	83
Residential first mortgage	22	26	35	42	39
Home equity - first lien	10	12	14	17	18
Home equity - second lien	27	31	38	47	57
Indirect	6	5	4	2	4
Consumer credit card	9	8	12	11	12
Other consumer	10	14	15	12	10

Total	$180	$180	$262	$265	$332

Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.87%	0.27%	0.47%	0.51%	0.99%
Commercial real estate mortgage - owner-occupied	1.01%	1.72%	1.58%	1.68%	1.67%
Commercial real estate construction - owner-occupied	–1.31%	1.28%	2.06%	5.59%	2.02%

Total commercial	0.89%	0.68%	0.80%	0.89%	1.21%
Commercial investor real estate mortgage	0.88%	1.15%	3.03%	1.86%	2.70%
Commercial investor real estate construction	0.01%	0.63%	3.03%	4.56%	7.64%

Total investor real estate	0.77%	1.09%	3.03%	2.11%	3.17%
Residential first mortgage	0.68%	0.76%	1.06%	1.27%	1.16%
Home equity - first lien	0.72%	0.91%	0.97%	1.18%	1.25%
Home equity - second lien	1.82%	1.96%	2.31%	2.79%	3.28%
Indirect	1.03%	0.86%	0.65%	0.52%	0.76%
Consumer credit card	4.20%	3.32%	5.37%	4.95%	4.95%
Other consumer	3.44%	4.51%	4.99%	4.07%	3.38%

Total	0.99%	0.96%	1.38%	1.39%	1.73%

Non-accrual loans, excluding loans held for sale	$1,586	$1,681	$1,884	$1,915	$2,151
Non-performing loans held for sale	66	89	134	202	249

Non-accrual loans, including loans held for sale	1,652	1,770	2,018	2,117	2,400
Foreclosed properties	136	149	197	214	241

Non-performing assets (NPAs)	$1,788	$1,919	$2,215	$2,331	$2,641

Loans past due > 90 days (1)	$344	$363	$334	$345	$379

Accruing restructured loans not included in categories above (2)	$2,717	$2,789	$2,916	$2,966	$2,944

Credit Ratios:
ACL/Loans, net	2.48%	2.71%	2.84%	3.13%	3.42%
ALL/Loans, net	2.37%	2.59%	2.74%	3.01%	3.30%
Allowance for loan losses to non-performing loans, excluding loans held for sale	1.10	x	1.14	x	1.09	x	1.20	x	1.18	x
Non-accrual loans, excluding loans held for sale/Loans, net	2.15%	2.27%	2.50%	2.51%	2.80%
NPAs (ex. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale	2.41%	2.59%	2.93%	3.04%	3.42%
NPAs (inc. 90+ past due)/Loans, foreclosed properties and non-performing loans held for sale (1)	2.88%	3.07%	3.37%	3.49%	3.91%

Allowance for Credit Losses

	Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Components:
Allowance for loan losses	$1,749	$1,919	$2,062	$2,291	$2,530
Reserve for unfunded credit commitments	88	83	76	91	91

Allowance for credit losses	$1,837	$2,002	$2,138	$2,382	$2,621

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 14 for amounts related to these loans.
(2)	See page 15 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 12

Gross and Net NPL Migration

	Quarter Ended
($ in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Beginning Non-Performing Loans (1)	$1,681	$1,884	$1,915	$2,151	$2,372

Additions (2):
Land/Single Family/Condo Investor Real Estate	8	21	24	45	57
Income Producing IRE	68	85	118	69	105

Total Investor Real Estate	76	106	142	114	162
Commercial	62	104	120	83	76
Business and Community	144	158	190	134	150
Consumer	(5)	(18)	11	(16)	(7)

Total Gross NPL Additions	277	350	463	315	381

Resolutions (3)	(203)	(340)	(217)	(265)	(267)
Charge-Offs (4)	(120)	(122)	(159)	(164)	(212)

Net Additions (Reductions)	(46)	(112)	87	(114)	(98)

Non-Accrual Loan Sales	(5)	(20)	(8)	(24)	(5)
Transfer to HFS	(31)	(51)	(81)	(77)	(93)
Transfer to OREO	(13)	(20)	(29)	(21)	(25)

Ending Non-Performing Loans (1)	$1,586	$1,681	$1,884	$1,915	$2,151

(1)	Does not include Loans Held for Sale
(2)

All net activity within the consumer portfolio other than sales and transfers to held for sale is included as a single net number within the additions line, due to the relative immateriality of consumer non-accrual loans.

(3)	Includes payments and returned to accruals
(4)	Includes charge-offs on loans on non-accrual status and charge-offs taken upon sale and transfer of non-accrual loans to held for sale

Foreclosed Properties

	Quarter Ended
($ in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Beginning Foreclosed Properties	$149	$197	$214	$241	$296

Transfers in	60	50	70	80	94
Sales	(59)	(86)	(68)	(87)	(129)
Writedowns / Other Activity	(14)	(12)	(19)	(20)	(20)

Ending Foreclosed Properties	$136	$149	$197	$214	$241

Non-Performing Loans Held for Sale

	Quarter Ended
($ in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Beginning Non-Performing Loans Held for Sale	$89	$134	$202	$249	$328

Transfers in	31	51	81	77	93
Sales	(36)	(84)	(138)	(103)	(145)
Writedowns	(1)	—	(1)	(6)	(2)
Loan moved from HFS / Other Activity	(11)	(10)	(7)	(4)	(8)
Transfers to OREO	(6)	(2)	(3)	(11)	(17)

Ending Non-Performing Loans Held for Sale	$66	$89	$134	$202	$249

Composition of Non-Performing Loans Held for Sale

Timing of Transfer to HFS	Percent
1Q13	47.0%
2012	41.9%
2011	9.6%
Pre-2011	1.5%

Total	100.0%

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 13

Non-Accrual Loans (excludes loans held for sale)

	Quarter Ended
($ millions)	3/31/12		12/31/12		9/30/12		6/30/12		3/31/12
Commercial and Industrial	$355	1.29%	$409	1.53%	$393	1.49%	$366	1.41%	$439	1.75%
Commercial Real Estate Mortgage - OO	420	4.28%	439	4.35%	504	4.88%	504	4.75%	545	4.99%
Commercial Real Estate Construction - OO	12	3.70%	14	4.57%	15	5.30%	20	7.61%	23	8.32%

Total Commercial	787	2.08%	862	2.33%	912	2.47%	890	2.41%	1007	2.77%

Commercial Investor Real Estate Mortgage	451	7.12%	457	6.74%	560	7.12%	599	6.97%	640	6.99%
Commercial Investor Real Estate Construction	13	1.32%	20	2.21%	52	6.15%	74	8.73%	127	13.22%

Total Investor Real Estate	464	6.34%	477	6.17%	612	7.03%	673	7.12%	767	7.58%

Residential First Mortgage	201	1.56%	214	1.65%	224	1.69%	229	1.71%	241	1.77%
Home Equity	133	1.15%	128	1.08%	136	1.12%	123	1.00%	136	1.08%
Direct	—	0.06%	—	0.00%		0.00%	0	0.00%	0	0.00%
Indirect	1	0.03%	—	0.00%		0.00%	0	0.00%	0	0.00%
Consumer Credit Card	—	0.00%	—	0.00%		0.00%	0	0.00%	0	0.00%
Other Consumer	—	0.00%	—	0.00%		0.00%	0	0.00%	0	0.00%

Total Consumer	335	1.16%	342	1.17%	360	1.22%	352	1.18%	377	1.25%

Total Non-Accrual Loans	$1,586	2.15%	$1,681	2.27%	$1,884	2.50%	$1,915	2.51%	$2,151	2.80%

OO = Owner Occupied

Criticized and Classified Loans - Commercial and Investor Real Estate

	Quarter Ended
($ millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	3/31/13 vs. 12/31/12		3/31/13 vs. 3/31/12
Special Mention	$1,136	$1,336	$1,707	$1,548	$1,652	$(200)	–15.0%	$(516)	–31.2%
Classified Loans	2,964	3,156	3,424	3,888	4,327	$(192)	–6.1%	$(1,363)	–31.5%

Total Commercial and Investor Real Estate	$4,100	$4,492	$5,131	$5,436	$5,979	$(392)	–8.7%	$(1,879)	–31.4%

Residential Lending Net Charge-off Analysis

	Quarter Ended
	3/31/13					12/31/12
	First Liens			Junior Liens	Total(1)	First Liens			Junior Liens	Total(1)
($ in millions)	Residential Mortgage	Home Equity	Total	Home Equity		Residential Mortgage	Home Equity	Total	Home Equity
Florida
Net Charge-off %*	1.06%	1.13%	1.08%	2.87%	1.55%	1.25%	1.25%	1.25%	3.21%	1.77%
$ Losses	$12.7	$5.2	$17.9	$16.9	$34.8	$15.7	$5.9	$21.6	$19.9	$41.5
Balance	$4,840.4	$1,844.2	$6,684.6	$2,354.7	$9,039.3	$4,924.1	$1,870.0	$6,794.2	$2,433.0	$9,227.2
Original LTV	73.0%	65.1%		75.6%		73.1%	65.3%		75.7%

All Other States
Net Charge-off %*	0.45%	0.56%	0.48%	1.14%	0.64%	0.45%	0.73%	0.54%	1.15%	0.69%
$ Losses	$8.8	$5.2	$14.0	$10.2	$24.3	$9.3	$6.9	$16.2	$11.0	$27.2
Balance	$8,034.1	$3,781.2	$11,815.4	$3,566.1	$15,381.4	$8,038.6	$3,752.4	$11,791.0	$3,744.5	$15,535.5
Original LTV	74.5%	65.5%		79.1%		74.4%	65.8%		79.1%

Totals
Net Charge-off %*	0.68%	0.75%	0.70%	1.83%	0.97%	0.76%	0.91%	0.80%	1.96%	1.09%
$ Losses	$21.5	$10.4	$31.9	$27.1	$59.0	$24.9	$12.8	$37.7	$31.0	$68.7
Balance	$12,874.6	$5,625.4	$18,500.0	$5,920.8	$24,420.8	$12,962.7	$5,622.4	$18,585.2	$6,177.5	$24,762.7
Original LTV	74.0%	65.3%		77.7%		73.9%	65.7%		77.7%

(1)	Total line item includes first liens on residential first mortgage and home equity, as well as junior liens on home equity
*	20% Florida junior lien concentration driving results for home equity
*	Junior lien, Florida net charge-offs represent 54% of 1Q13 Home Equity net charge-offs but just 20% of Home Equity outstanding balances.
*	Net Home Equity charge-offs in Florida approximately 2.5 times non-Florida net charge-off rate
*	Home Equity origination quality solid with an average FICO of 778 and an average LTV of 58%; Property value declines driving losses

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 14

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans

	Quarter Ended
($ millions)	3/31/13		12/31/12		9/30/12		6/30/12		3/31/12
Commercial and Industrial	$54	0.20%	$50	0.19%	$88	0.33%	$64	0.25%	$43	0.17%
Commercial Real Estate Mortgage - OO	49	0.50%	77	0.76%	69	0.67%	90	0.85%	68	0.62%
Commercial Real Estate Construction - OO	2	0.62%	—	0.10%	2	0.82%	2	0.47%	1	0.28%

Total Commercial	105	0.28%	127	0.34%	159	0.43%	156	0.42%	112	0.31%

Commercial Investor Real Estate Mortgage	72	1.13%	80	1.18%	80	1.01%	103	1.20%	122	1.33%
Commercial Investor Real Estate Construction	7	0.73%	2	0.17%	40	4.73%	3	0.36%	3	0.37%

Total Investor Real Estate	79	1.08%	82	1.06%	120	1.37%	106	1.12%	125	1.24%

Residential First Mortgage - Non-Guaranteed(1)(3)	207	1.65%	219	1.73%	236	1.83%	206	1.57%	244	1.83%
Home Equity	127	1.10%	153	1.30%	155	1.30%	153	1.25%	158	1.24%
Direct	9	1.12%	13	1.52%	13	1.48%	11	1.31%	9	1.12%
Indirect	31	1.26%	40	1.74%	36	1.61%	27	1.33%	25	1.30%
Consumer Credit Card	9	1.11%	14	1.56%	14	1.64%	12	1.28%	12	1.28%
Other Consumer	9	2.59%	11	2.95%	12	3.48%	12	3.47%	9	2.74%

Total Consumer (1)(3)	392	1.37%	450	1.56%	466	1.60%	421	1.42%	457	1.52%

Total Accruing 30-89 Days Past Due Loans (1)(3)	$576	0.78%	$659	0.89%	$745	0.99%	$683	0.90%	$694	0.91%

Accruing 90+ Days Past Due Loans

	Quarter Ended
($ millions)	3/31/13		12/31/12		9/30/12		6/30/12		3/31/12
Commercial & Industrial	$8	0.03%	$19	0.07%	$6	0.02%	$5	0.02%	$9	0.03%
Commercial Real Estate Mortgage - OO	9	0.09%	6	0.06%	8	0.07%	9	0.08%	9	0.08%
Commercial Real Estate Construction - OO	—	0.02%	—	0.03%	—	0.14%	—	0.16%	—	—

Total Commercial	17	0.05%	25	0.07%	14	0.04%	14	0.04%	18	0.05%

Commercial Investor Real Estate Mortgage	25	0.39%	11	0.16%	7	0.10%	16	0.19%	2	0.02%
Commercial Investor Real Estate Construction	0	0.02%	0	0.05%	1	0.08%	0	—	0	—

Total Investor Real Estate	25	0.34%	11	0.15%	8	0.09%	16	0.17%	2	0.02%

Residential First Mortgage - Non-Guaranteed(2)(3)	203	1.62%	220	1.73%	226	1.73%	223	1.67%	252	1.89%
Home Equity	79	0.68%	87	0.74%	69	0.57%	74	0.60%	87	0.69%
Direct	1	0.15%	1	0.16%	1	0.16%	1	0.14%	1	0.13%
Indirect	3	0.13%	3	0.12%	2	0.10%	2	0.11%	2	0.09%
Consumer Credit Card	14	1.60%	14	1.56%	12	1.26%	13	1.38%	14	1.50%
Other Consumer	2	0.73%	2	0.51%	2	0.54%	2	0.62%	3	0.90%

Total Consumer (2)(3)	302	1.06%	327	1.13%	312	1.07%	315	1.06%	359	1.20%

Total Accruing 90+ Days Past Due Loans (2)(3)	$344	0.47%	$363	0.49%	$334	0.45%	$345	0.45%	$379	0.50%

OO = Owner Occupied

(1)	Excludes loans that are 100% guaranteed by FHA and also those 100% guaranteed by GNMA where Regions has the right but not the obligation to repurchase. Total 30-89 days past due guaranteed loans excluded were $17 million at 3/31/13, $16 million at 12/31/12, $18 million at 9/30/12, $15 million at 6/30/12 and $14 million at 3/31/12.
(2)	Excludes loans that are 100% guaranteed by FHA and also those 100% guaranteed by GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $98 million at 3/31/13, $87 million at 12/31/12, $71 million at 9/30/12, $58 million at 6/30/12 and $48 million at 3/31/12.
(3)	Regions began excluding 100% guaranteed residential first mortgages from all past due metrics as of 3/31/13. All prior periods presented have been restated to conform to this presentation.

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 15

Troubled Debt Restructurings

	Quarter Ended
(in millions)	3/31/2013	12/31/12	9/30/12	6/30/12	3/31/12
Current:
Commercial	$486	$462	$495	$450	$445
Investor Real Estate	763	844	911	991	1,016
Residential First Mortgage	891	867	847	845	815
Home Equity	354	356	372	381	383
Consumer Credit Card	1	—	—	—	—
Other Consumer	34	37	41	45	49

Total Current	$2,529	$2,566	$2,666	$2,712	$2,708

Accruing 30-89 DPD:
Commercial	$25	$38	$51	$71	$44
Investor Real Estate	27	29	44	34	40
Residential First Mortgage	105	117	118	113	118
Home Equity	28	35	33	32	30
Consumer Credit Card	—	—	—	—	—
Other Consumer	3	4	4	4	4

Total Accruing 30-89 DPD	$188	$223	$250	$254	$236

Total Accruing and <90 DPD	$2,717	$2,789	$2,916	$2,966	$2,944

Non-accrual or 90+ DPD:
Commercial	$289	$291	$308	$315	$344
Investor Real Estate	278	251	368	474	507
Residential First Mortgage	191	201	209	198	205
Home Equity	34	37	33	30	31
Consumer Credit Card	—	—	—	—	—
Other Consumer	—	—	—	1	—

Total Non-accrual or 90+DPD	$792	$780	$918	$1,018	$1,087

Total TDRs	$3,509	$3,569	$3,834	$3,984	$4,031

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 16

Reconciliation to GAAP Financial Measures

Net Income and Earnings Per Share from Continuing Operations

The table below presents a reconciliation of income and earnings per share available to common shareholders from continuing operations (GAAP) to adjusted income and adjusted earnings per share available to common shareholders from continuing operations (non-GAAP). Adjusted income and adjusted earnings per share available to common shareholders from continuing operations excludes the items listed in the table below. These selected items are included in financial results presented in accordance with generally accepted accounting principles (GAAP). Regions believes that their exclusion from income and earnings per share available to common shareholders from continuing operations provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business because management does not consider these selected items to be relevant to ongoing operating results. Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions’ operating budgets; monthly financial performance reporting; monthly close-out reporting of consolidated results (management only); and presentations to investors of Company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes these selected items does not represent the amount that effectively accrues directly to stockholders (i.e. the REIT investment early termination costs result in reductions in earnings and stockholders’ equity).

		Quarter Ended
($ amounts in millions, except per share data)		03/31/13	12/31/12	09/30/12	06/30/12	03/31/12

Net income available to common shareholders (GAAP)	A	$327	$261	$301	$284	$145
REIT investment early termination costs, net of tax (1)		—	38	—	—	—

Adjusted income available to common shareholders (non-GAAP	B	$327	$299	$301	$284	$145

Net income available to common shareholders (GAAP)	A	$327	$261	$301	$284	$145
Income (loss) from discontinued operations, net of tax (GAAP)		2	(12)	(11)	4	(40)

Income from continuing operations available to common shareholders (GAAP)	C	325	273	312	280	185
REIT investment early termination costs, net of tax from continuing operations (1)		—	38	—	—	—

Adjusted income from continuing operations available to common shareholders (non-GAAP)	D	$325	$311	$312	$280	$185

Weighted-average diluted shares	E	1,423	1,423	1,423	1,418	1,283

Earnings per common share from continuing operations - diluted (GAAP)	C/E	$0.23	$0.19	$0.22	$0.20	$0.14

Adjusted earnings per common share from continuing operations - diluted (non-GAAP)	D/E	$0.23	$0.22	$0.22	$0.20	$0.14

(1)	In the fourth quarter of 2012, Regions entered into an agreement with a third party investor in Regions Asset Management Company, Inc., pursuant to which the investment was fully redeemed. This resulted in extinguishing a $203 million liability, including accrued, unpaid interest, as well as incurring early termination costs of approximately $42 million on a pre-tax basis ($38 million after tax).

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 17

Reconciliation to GAAP Financial Measures - Continuing Operations

Fee Income Ratios and Efficiency Ratios

The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. The table also shows the fee income ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue (GAAP). Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	1Q13 vs. 4Q12		1Q13 vs. 1Q12
Continuing Operations
Non-interest expense (GAAP)		$842	$902	$869	$842	$913	$(60)	–6.7%	$(71)	–7.8%
Adjustments:
REIT investment early termination costs		—	(42)	—	—	—	42	–100.0%	—	—
Loss on early extinguishment of debt		—	(11)	—	—	—	11	–100.0%	—	—
Securities impairment, net		—	—	—	(2)	—	—	—	—	—

Adjusted non-interest expense (non-GAAP)	F	$842	$849	$869	$840	$913	$(7)	–0.8%	$(71)	–7.8%

Net interest income (GAAP)		$798	$818	$817	$838	$827	$(20)	–2.4%	$(29)	–3.5%
Taxable-equivalent adjustment		13	13	13	12	12	—	—	1	8.3%

Net interest income, taxable-equivalent basis		811	831	830	850	839	(20)	–2.4%	(28)	–3.3%

Non-interest income (GAAP)		501	536	533	507	524	(35)	–6.5%	(23)	–4.4%
Adjustments:
Securities gains, net		(15)	(12)	(12)	(12)	(12)	(3)	25.0%	(3)	25.0%
Leveraged lease termination gains, net		—	—	—	(7)	(7)	—	—	7	–100.0%

Adjusted non-interest income (non-GAAP)	G	486	524	521	488	505	(38)	–7.3%	(19)	–3.8%

Adjusted total revenue (non-GAAP)	H	$1,297	$1,355	$1,351	$1,338	$1,344	$(58)	–4.3%	$(47)	–3.5%

Adjusted fee income ratio (non-GAAP)	G/H	37.5%	38.7%	38.6%	36.5%	37.6%
Adjusted efficiency ratio (non-GAAP)	F/H	64.9%	62.7%	64.3%	62.8%	67.9%

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 18

Reconciliation to GAAP Financial Measures

Return Ratios, Tangible Common Ratios, Capital

The following tables provide calculations of “return on average assets from continuing operations”, “return on average tangible common stockholders’ equity”, end of period “tangible common stockholders’ equity” ratios and a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), Tier 1 capital (regulatory) and “Tier 1 common equity” (non-GAAP). Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank’s capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations. In connection with the Company’s Comprehensive Capital Analysis and Review (“CCAR”), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not prescribed in amount by federal banking regulations, analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity and/or the Tier 1 common equity measures. Because tangible common stockholders’ and Tier 1 common equity are not formally defined by GAAP or prescribed in any amount by federal banking regulations, these measures are considered to be non-GAAP financial measures and other entities may calculate them differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity and Tier 1 common equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio. Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP). Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP). The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
RETURN ON AVERAGE ASSETS FROM CONTINUING OPERATIONS
Average assets (GAAP) - continuing operations	I	$119,123	$121,036	$121,531	$122,426	$123,756

Return on average assets from continuing operations (GAAP) (1)	C/I	1.11%	0.90%	1.02%	0.92%	0.59%

Adjusted return on average assets from continuing operations (non-GAAP) (1)	D/I	1.11%	1.02%	1.02%	0.92%	0.59%

RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS’ EQUITY
Average stockholders’ equity (GAAP)		$15,552	$15,265	$14,663	$14,347	$16,715
Less: Average intangible assets (GAAP)		5,154	5,170	5,195	5,221	5,253
Average deferred tax liability related to intangibles (GAAP)		(190)	(193)	(198)	(198)	(198)
Average preferred equity (GAAP)		476	321	—	113	3,423

Average tangible common stockholders’ equity (non-GAAP)	J	$10,112	$9,967	$9,666	$9,211	$8,237

Return on average tangible common stockholders’ equity (non-GAAP) (1)	A/J	13.12%	10.42%	12.39%	12.40%	7.08%

Adjusted return on average tangible common stockholders’ equity (non-GAAP) (1)	B/J	13.12%	11.93%	12.39%	12.40%	7.08%

TANGIBLE COMMON RATIOS - CONSOLIDATED
Stockholders’ equity (GAAP)		15,740	$15,499	$14,901	$14,455	$17,534
Less: Preferred equity (GAAP)		474	482	—	—	3,429
Intangible assets (GAAP)		5,147	5,161	5,181	5,207	5,236
Deferred tax liability related to intangibles (GAAP)		(189)	(191)	(195)	(201)	(195)

Tangible common stockholders’ equity (non-GAAP)	K	$10,308	$10,047	$9,915	$9,449	$9,064

Total assets (GAAP)		$119,718	$121,347	$121,798	$122,345	$128,282
Less: Intangible assets (GAAP)		5,147	5,161	5,181	5,207	5,236
Deferred tax liability related to intangibles (GAAP)		(189)	(191)	(195)	(201)	(195)

Tangible assets (non-GAAP)	L	$114,760	$116,377	$116,812	$117,339	$123,241
Shares outstanding - end of quarter	M	1,413	1,413	1,413	1,413	1,412
Tangible common stockholders’ equity to tangible assets (non-GAAP)	K/L	8.98%	8.63%	8.49%	8.04%	7.35%
Tangible common book value per share (non-GAAP)	K/M	$7.29	$7.11	$7.02	$6.69	$6.42

TIER 1 COMMON RISK-BASED RATIO (2) - CONSOLIDATED
Stockholders’ equity (GAAP)		15,740	$15,499	$14,901	$14,455	$17,534
Accumulated other comprehensive (income) loss		12	(65)	(202)	(54)	60
Non-qualifying goodwill and intangibles		(4,819)	(4,826)	(4,836)	(4,852)	(4,881)
Disallowed deferred tax assets		—	(35)	(238)	(336)	(345)
Disallowed servicing assets		(37)	(33)	(33)	(33)	(36)
Qualifying non-controlling interests		93	93	93	92	92
Qualifying trust preferred securities		501	501	846	846	846

Tier 1 capital (regulatory)		$11,490	$11,134	$10,531	$10,118	$13,270
Qualifying non-controlling interests		(93)	(93)	(93)	(92)	(92)
Qualifying trust preferred securities		(501)	(501)	(846)	(846)	(846)
Preferred stock		(474)	(482)	—	—	(3,429)

Tier 1 common equity (non-GAAP)	N	$10,422	$10,058	$9,592	$9,180	$8,903

Risk-weighted assets (regulatory)	O	93,220	92,811	91,723	91,779	92,546
Tier 1 common risk-based ratio (non-GAAP)	N/O	11.2%	10.8%	10.5%	10.0%	9.6%

(1)	Annualized
(2)	Current quarter amount and the resulting ratio are estimated

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 19

Reconciliation to GAAP Financial Measures

Tier 1 Capital - With History Adjusted for Series A Retirement

Regions’ Series A preferred stock issued to the U.S. Treasury was repurchased on April 4, 2012 and the warrant to purchase 48.3 million shares of Regions common stock was retired on May 2, 2012. The following table presents the calculations of Tier 1 capital and the Tier 1 capital ratio, adjusted as if the repurchase of the shares and the retirement of the warrant occurred on the last day of the quarter for each prior period presented. The amount retired includes the Series A preferred stock issued to the U.S. Treasury plus the remaining balance of the related discount.

	Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
TIER 1 RISK-BASED RATIO
Stockholders’ equity	$15,740	$15,499	$14,901	$14,455	$17,534
Accumulated other comprehensive (income) loss	12	(65)	(202)	(54)	60
Non-qualifying goodwill and intangibles	(4,819)	(4,826)	(4,836)	(4,852)	(4,881)
Disallowed deferred tax assets	—	(35)	(238)	(336)	(345)
Disallowed servicing assets	(37)	(33)	(33)	(33)	(36)
Qualifying non-controlling interests	93	93	93	92	92
Qualifying trust preferred securities	501	501	846	846	846

Tier 1 capital as reported	$11,490	$11,134	$10,531	$10,118	$13,270

Series A Preferred Stock retirement (reduction to stockholders’ equity)	$—	$—	$—	$—	$(3,500)
Retirement of warrant to purchase 48.3 million shares of Regions common stock	—	—	—	—	(45)

Tier 1 capital as adjusted to exclude Series A Preferred Stock	$11,490	$11,134	$10,531	$10,118	$9,725

Risk-weighted assets(1)	$93,220	$92,811	$91,723	$91,779	$92,546
Tier 1 capital ratio(1)	12.3%	12.0%	11.5%	11.0%	14.3%
Tier 1 capital ratio excluding Series A Preferred Stock and associated warrant(1)	12.3%	12.0%	11.5%	11.0%	10.5%

(1)	Current quarter amount and the resulting ratios are estimated

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 20

Statements of Discontinued Operations (unaudited)

On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company, Inc. and related affiliates to Raymond James Financial Inc. The sale was closed on April 2, 2012. Regions Investment Management, Inc. (formerly known as Morgan Asset Management, Inc.) and Regions Trust were not included in the sale. In connection with the agreement, the results of the entities being sold are reported as discontinued operations. The following tables represent the unaudited condensed results of operations for discontinued operations.

	Quarter Ended
($ amounts in millions)	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12

Interest income	$—	$—	$—	$—	$8
Interest expense	—	—	—	—	1

Net interest income	—	—	—	—	7
Non-interest income:
Brokerage, investment banking and capital markets	—	—	—	—	233
Gain on sale	—	3	1	15	—
Other	—	5	—	—	7

Total non-interest income	—	8	1	15	240
Non-interest expense:
Salaries and employee benefits	—	—	—	—	171
Net occupancy expense	—	—	—	—	9
Furniture and equipment expense	—	—	—	—	8
Professional and legal fees	(5)	27	19	10	96
Other	1	—	1	1	28

Total non-interest expense	(4)	27	20	11	312
Income (loss) from discontinued operations before income tax	4	(19)	(19)	4	(65)
Income tax expense (benefit)	2	(7)	(8)	—	(25)

Income (loss) from discontinued operations, net of tax	$2	$(12)	$(11)	$4	$(40)

Weighted-average shares outstanding - during quarter (1):
Basic	1,413	1,413	1,414	1,414	1,282
Diluted	1,423	1,413	1,414	1,418	1,282

Earnings (loss) per common share from discontinued operations:
Basic	$0.00	$(0.01)	$(0.01)	$0.00	$(0.03)
Diluted	$0.00	$(0.01)	$(0.01)	$0.00	$(0.03)

(1)	In a quarter where there is a loss basic and diluted weighted-average common shares outstanding are the same.

Regions Financial Corporation and Subsidiaries Financial Supplement to First Quarter 2013 Earnings Release	Page 21

Forward-Looking Statements

This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

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The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending. Future and proposed rules, including those that are part of the Basel III process are expected to require banking institutions to increase levels of capital and to meet more stringent liquidity requirements. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.

•	Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.

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Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates could also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.

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Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current challenging economic conditions including unemployment levels.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

•	Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.

•	Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions’ business model or products and services.

•	Possible stresses in the financial and real estate markets, including possible deterioration in property values.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions’ business.

•	Regions’ ability to expand into new markets and to maintain profit margins in the face of competitive pressures.

•	Regions’ ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions’ customers and potential customers.

•	Regions’ ability to keep pace with technological changes.

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Regions’ ability to effectively identify and manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk, an regulatory and compliance risk.

•	Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.

•	The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.

•	The effects of increased competition from both banks and non-banks.

•	The effects of geopolitical instability and risks such as terrorist attacks.

•	Regions ability to identify and address data security breaches.

•	Possible changes in consumer and business spending and saving habits could affect Regions’ ability to increase assets and to attract deposits.

•	The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.

•	Possible downgrades in ratings issued by rating agencies.

•	Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.

•	The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.

•	Regions’ ability to receive dividends from its subsidiaries.

•	The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.

•	Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

•	The effects of any damage to Regions reputation resulting from developments related to any of the items identified above.

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

The words “believe,” “expect,” “anticipate,” “project,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is List Underwood at (205) 801-0265; Regions’ Media contact is Tim Deighton at (205) 264-4551